www.mc.com Ninth Annual Investors’ Conference October 29, 2008 Converged Sensor Networks: The Path to Market Leadership © 2008 Mercury Computer Systems, Inc. www.mc.com Exhibit 99.1

© 2008 Mercury Computer Systems, Inc. www.mc.com
Forward-Looking Safe Harbor Statement
This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of
1995, including those relating to anticipated fiscal 2009 business performance and beyond. You can identify these statements by our use of the words "may," "will," "should," "plans," "expects," "anticipates," "continue," "estimate," "project," "intend," and similar expressions.
These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, general economic and business conditions, including unforeseen weakness in the Company's markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, continued funding of defense programs, the timing of such funding, changes in the U.S. Government's interpretation of federal procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays due to performance quality issues with outsourced components, the inability to fully realize the expected benefits from acquisitions or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, and difficulties in retaining key customers. These risks and uncertainties also include such additional risk factors as are discussed in the Company's recent filings with the U.S. Securities and
Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2008. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides non-GAAP financial measures adjusted to exclude certain specified charges, which the Company believes are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP financial measures assist in providing a more complete understanding of the Company's underlying operational results and trends, and management uses these measures, along with their corresponding GAAP financial measures, to manage the
Company's business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial measures discussed in this presentation is contained in the Company’s Fourth Quarter and
Fiscal Year 2008 earnings release, which can be found on our website at www.mc.com/mediacenter/pressreleaseslist.aspx.

© 2008 Mercury Computer Systems, Inc. www.mc.com
Agenda
•
Corporate Overview
–
Mark Aslett, CEO, Mercury Computer Systems
–
Mercury Situational Business Analysis
–
Plans for ACS Defense – the Need for a Converged Sensor Network
–
Mercury Federal – Evolving our COTS business Model
•
Keynote:  Piercing the Fog of War
•
The Converged Sensor Network™:  Market Leadership
•
Mercury Federal Systems (MFS)
•
Advanced Computing Solutions
•
Financial Review
•
Closing Remarks / Q&A

© 2008 Mercury Computer Systems, Inc. www.mc.com
Introduction
•
New strategy and management team well established
•
Improved FY08 financial performance
•
Strong core defense business – stabilizing commercial
•
Defense provides long-term profitable growth potential
•
Need to evolve COTS board business – Converged Sensor
Network™ architecture
•
Mercury Federal Systems a means to evolve Mercury's
business model and expand our total addressable market

Become the government’s trusted partner for next-generation
ISR signal processing and computing solutions

Segment Revenue FY08 ($M)
VI
$8.7
4%
VSG
$11.0
5%
Emerging
$1.7
1%
ACS
$188.5
90%

Segment Operating Profit FY08
$M
15
10
5
0
-5
-10
-15
-20
-25
-30
$11.6
$(32.8)
$0.7
$(4.5)
$(25.0)
ACS
VI
VSG
Emerging
Total

© 2008 Mercury Computer Systems, Inc. www.mc.com
•
Revenue and profitability strength in ACS business
•
Non-core businesses eroding operating profits
Significant company dynamics (#’s GAAP FY08)

Notes:
FY08 Operating Profit Total excludes stock-based compensation expense
Includes $7.3M amortization expense, $5.2M restructuring, $18M goodwill impairment, $3.2M gain for sale of long-lived asset, and
$0.8M inventory write-down

44%
56%

31%
Defense
Commercial
69%

ACS Revenue Walk FY08 ($M)
250
200
150
100
50
0
$M
$18.9
+17% Growth
($30.3)
(34% Decline)
$199.8
$188.5
FY07
Defense
Commercial
FY08

© 2008 Mercury Computer Systems, Inc. www.mc.com Major ACS business dynamics • Focus on strengthening and growing the defense business 5 FY07 FY08 Commercial Defense

Commercial FY08 ($58M)
Revenue
Total Bookings
Bookings excl. Legacy Medical
$94
$103
$63
$53
$50
$75
$46
$46
$93
$85
$89
$58
FY05
FY06
FY07
FY08

Commercial Revenue by Application Segment FY08 ($M)
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$88.6
-$10.8
-$11.9
-$8.6
$1.0
$58.3
FY07
Semi
Comms
Medical
Other
FY08

© 2008 Mercury Computer Systems, Inc. www.mc.com
ACS commercial segment dynamics
•
Commercial bookings slower rate of decline in FY08
•
Current market conditions challenging
•
Significant volatility has added unpredictability to ACS
•
Focused on commercial and defense leverage

Strengthen ACS by slowing commercial revenue decline and leveraging products and technologies with defense

© 2008 Mercury Computer Systems, Inc. www.mc.com
Refocusing ACS commercial opportunities
•
Focus on existing customer accounts and industry segments
•
Selective tactical new pursuits leveraging existing products or planned roadmap
•
Maximize R&D synergies across product lines and defense
•
Converged Sensor Network™ architecture applicable to
commercial markets

Defense FY08 ($130M Revenue)
Revenue
Bookings
$148
$108
$107
$143
$148
$131
$111
$130
FY05
FY06
FY07
FY08

Defense Revenue by Market Segment FY08 ($130M)
$160
$140
$120
$100
$80
$60
$40
$20
$0
$111.3
$18.9
$8.9
$3.9
-$2.7
-$4.0
-$6.1
$130.2
"C4ISR"
FY07
Radar
C4I
EW
EO
Sonar
Other Defense
FY08

© 2008 Mercury Computer Systems, Inc. www.mc.com
Strength in ACS defense markets
•
17% revenue growth and 33% bookings growth in FY08
•
Strong revenue growth in Radar, C4I and EW
•
Focused on the C4ISR market going forward

Leverage defense installed base, product roadmap and relationships to expand into new applications and platforms

© 2008 Mercury Computer Systems, Inc. www.mc.com
Growing and evolving our defense core
•
Highly penetrated across many programs and platforms
presents good upgrade opportunities and lower risk
•
Design win-led – refresh product portfolio
•
Tactically penetrate more programs on new and existing
platforms on land, air, and sea
•
Expand presence in additional defense application
segments, such as Electronic Warfare (EW) and C4I
•
Revolutionize embedded sensor processing with
Converged Sensor Network™

© 2008 Mercury Computer Systems, Inc. www.mc.com
Defense Electronics
Market**
COTS
Market*
$3B
$30B
Boards
($0.9B)
Subsystems
($2.3B)
$3B
COTS defense market trends
•
COTS comprises $3B (10%)
of defense electronics TAM
•
Defense primes driving
increased outsourcing
•
Platform upgrades,
obsolescence, and new
functionality driving end-
user growth
Figures in Billions and are approximate
Sources: * Venture Development Corp. Embedded COTS in Military, Aerospace, & Defense Study, 2008 **TEAL Group, Corp, Military Electronics Briefing with Mercury analysis

© 2008 Mercury Computer Systems, Inc. www.mc.com
COTS board industry dynamics
•
Industry consolidation causing hardware commoditization
–
Top 3 companies have 56% market share
•
Declining opportunity to add value at the board level
–
Board-to-board interconnect technology available to all
–
Processor technology suppliers common to all competitors
•
Commercial technology providing alternatives to
embedded computing in some instances
•
Design win-led - slow time to production revenue
•
Market size relatively constrained

We will strengthen our traditional COTS business while
addressing the broader military electronics market

© 2008 Mercury Computer Systems, Inc. www.mc.com
Sustain and differentiate COTS business
•
Innovate interconnect expertise to unique, low-latency IP
networking connectivity
•
Evolve software to provide higher value-add:  security,
high availability, virtualization, scalability and portabilty
•
Leverage commercial telecom products and experience
into defense, e.g., GPUs, ATCA
•
Move from board-centric to an architectural basis of
competition – Converged Sensor Network™

Evolution of COTS business is necessary to differentiate,
sustain and provide higher value in our traditional business

DIGITIZE
PROCESS
EXPLOIT
DISSEMINATE
ACQUIRE
NETWORK
STORAGE
COMMS
CSN™

© 2008 Mercury Computer Systems, Inc. www.mc.com
Converged Sensor Network™ vision
•
Target real need – money flows
•
Next-generation platform-
independent ISR architecture
•
Beyond COTS – expand
addressable market 10x
•
Leverages technology
strengths, installed base,
and recent acquisitions
•
Provides catalyst for growth

Become the government’s trusted partner for next-generation
ISR platform signal processing and computing

US DoD Discretionary Budget
FY08 - FY12 ($B)
Military Personnel
Operations and Maintenance
Procurement
RDT&E
Military Construction
Family Housing
Working Capital Funds
$3.7
$2.9
$17.8
$76.5
$126.1
$221.7
$117.5
$2.2
$3.2
$21.2
$79.6
$104.2
$179.8
$125.2
$2.7
$3.0
$17.8
$77.0
$113.3
$181.5
$128.6
$2.1
$2.4
$14.5
$72.4
$117.8
$187.2
$133.9
$2.0
$2.8
$11.5
$71.1
$122.5
$190.2
$139.0
FY2008
FY2009
FY2010
FY2011
FY2012

US DoD Discretionary Budget
FY08 $Billions
Total $566B
$2.9 , 1%
$3.7 , 1%
$17.8 , 3%
$76.5 , 13%
$117.5 , 21%
$126.1 , 22%
$221.7 , 39%

The defense military electronics market will continue to ride the wave of war funding, digitization, and net-centricity

www.mc.com High-level defense market data look promising 14 Source : The Military Electronics Briefing, 2008 Ed. , The TEAL Group

World Defense Electronics Funding Available to the US
FY08 $M Total >$30B
$1,950 M, 6%
$6,569M, 21%
$7,247M, 24%
$8,348M, 27%
$5,605M, 18%
$1,040M, 4%
EO
Radar
Sonar
EW
C4I
Other

$90B or 27% of the cumulative military electronics market spend over the next 10 years will be available for new primes

© 2008 Mercury Computer Systems, Inc. www.mc.com
Military electronics is a market sweet spot
•
Retrofit and upgrades remain
strong for legacy programs
•
Increased need for EW –
Intelligence, Surveillance,
Reconnaissance assets
•
Networked nodal platforms,
virtualized sensors
•
Next-gen onboard processing,
exploitation and dissemination
architecture critical

Sources : The Military Electronics Briefing, 2008 Ed. , The TEAL Group, Frost & Sullivan, U.S C4ISR Market 2007

© 2008 Mercury Computer Systems, Inc. www.mc.com
Commentary on the election and DoD budget
•
History shows defense budget more related to what is
happening, not who is in charge
–
Democrats presided over Vietnam and WWII
–
DoD budget decline started with Bush-41 and rose under Clinton
•
Budget and funding deemed to be at a bare minimum
according to military leadership
–
Military needs to recapitalize, replace damaged and worn
equipment, fund GWOT and invest in new systems
–
Funding may shift according to who wins the election
•
McCain – seen as the strongest supporter of defense
•
Obama – pull out of Iraq but keep defense spending stable

Source : The  Spade Index Sep/Oct 2008
Overall defense budget likely to remain intact with reduced
supplemental spending – funding priorities may change

© 2008 Mercury Computer Systems, Inc. www.mc.com
Transitioning Mercury's business model
Today’s Model
•
Government frustrated with
current prime model
•
Platform-centric approach
•
Proprietary stovepipe
processing architectures
•
Pay multiple times for
similar capabilities
•
Slow time to deployment
•
Maybe not best in class

© 2008 Mercury Computer Systems, Inc. www.mc.com
Transitioning Mercury's business model
Today’s Model
•
Government frustrated with
current prime model
•
Platform-centric approach
•
Proprietary stovepipe
processing architectures
•
Pay multiple times for
similar capabilities
•
Slow time to deployment
•
Maybe not best in class
Emerging Model
•
Platform-independent
•
Best of breed model proven
on sensor side
•
Likely to occur for signal
processing and computing
•
Pay once – common
architecture across multiple
platforms
•
Fast time to deployment

Become the government’s trusted, platform-independent
signal processing and compute partner

© 2008 Mercury Computer Systems, Inc. www.mc.com
ACS Defense and MFS – a hybrid business model
ACS COTS Defense
•
Total addressable market
COTS defense electronics
($3B annually)
•
Be told what board to
develop by a prime
•
Board-level design wins
•
Develop everything on our
own nickel
•
Long payback period –
high risk

© 2008 Mercury Computer Systems, Inc. www.mc.com
ACS Defense and MFS – a hybrid business model
ACS COTS Defense
•
Total addressable market
COTS defense electronics
($3B annually)
•
Be told what board to
develop by a prime
•
Board-level design wins
•
Develop everything on our
own nickel
•
Long payback period – high
risk
with Mercury Federal
•
Total addressable market
military electronics market
($30B annually)
•
Consult on overall
signal processing
architecture with the
government
•
Platform design wins
•
Paid to develop elements
that do not exist
•
Lower risk, faster returns

© 2008 Mercury Computer Systems, Inc. www.mc.com
Benefits of a hybrid business model to Mercury
•
Closer to the end customer – track the money flows,
insight years ahead of the competition
•
Leverages our past business model into the future
•
Funded product development helps lower R&D expenses,
accelerate growth and reduces risk
•
Larger deal sizes overall – fighting for a bigger piece of
the platform and military electronics pie
•
MFS Services-led strategy will balance hardware revenue
– lower volatility once established
•
MFS faster time to revenue than pure hardware model

We will not compete with our current customers on
applications and algorithms

© 2008 Mercury Computer Systems, Inc. www.mc.com
Summary
•
Rationalize portfolio of non-core businesses by end FY09
•
Strengthen ACS defense business – stabilize commercial
•
Grow ACS defense business by targeting upgrades, new
platforms and applications
•
Evolve beyond COTS board business due to industry size
constraints and dynamics – Converged Sensor Network™
•
Mercury Federal a means to evolve Mercury's business
model and expand our total addressable market

Become the government’s trusted partner for next-generation
ISR signal processing and computing solutions

© 2008 Mercury Computer Systems, Inc. www.mc.com
Agenda
•
Corporate Overview
•
Keynote:  Piercing the Fog of War
–
J. Michael Johnson, RADM USN (Retired) and former President and CEO of Recon Optical, Inc.
•
The Converged Sensor Network™:  Market Leadership
•
Mercury Federal Systems (MFS)
•
Advanced Computing Solutions
•
Financial Review
•
Closing Remarks / Q&A

© 2008 Mercury Computer Systems, Inc. www.mc.com
Mercury’s** challenge
Turn the “Quicksilver” of today’s
digital data into useable
information leading to
Knowledge
** Mercury:  also known as Quicksilver

RECON/OPTICAL INC.
IR Imagery
SENSOR
CA-270 Dual Band
PLATFORM
P-3
LENS
12-Inch fl E-O/IR
ALTITUDE
1,288 ft
SPEED
200 kn
DATE
11 February, 2003
LOCAL TIME
19:34

Piercing the Fog of War
Overcoming the
uncertainty of knowing
who and where are the
threats
1
Find
& Fix
Identifying targets in
cluttered environments
requires multiple
perspectives
2
Identify
3
Target
&
Manage

© 2008 Mercury Computer Systems, Inc. www.mc.com
Challenges in C4ISR
•
Confronting an “Asymmetric” & “Amorphous” Threat
•
Satisfying Growing Demand – Volume, Accuracy,
Currency/Latency, Availability, Relevance
•
Conducting Multi-Intelligence Collaboration
•
Modernizing Current Infrastructure – Information
Assurance & Appropriate Protection
•
Transforming the Workforce

Equivalent to “Building a Car While Running the Indy 500”

HICAGO AERIAL SURV
AIRPLANE PHOTOGRAPHY AND MAPPING

© 2008 Mercury Computer Systems, Inc. www.mc.com Changing nature of ISR 27

28

DESERT STORM 29

Day 31
Targets

CROATIA
ROMANIA
Serbia
Adriatic
Sea

LISINA MTN MIL RADREL
N
RADREL TOWER
WITH DISHES

U.S. AIR FORCE

Serbia
ALBANIA

30 BALKANS BOSNIA KOSOVO

KABUL MILITARY DEPLOYMENT AREA, AFGHANISTAN
POST STRIKE

Zhawar Kili Support Complex, Afghanistan

TALIBAN MILITARY BUILDINGS IN KABUL, AFGHANISTAN
PRE STRIKE

CHARKHI MOTOR VEHICLE AND ORDNANCE REPAIR FACILITY, AFGHANISTAN

HERAT AIRFIELD, AFGHANISTAN

ENDURING FREEDOM
October 24

Mazar-e Sharif
Kunduz
Sheberghan
KABUL
Jalalabad
Herat
Ghazni
Shindand
Kandahar
Moqor
AIRFIELD
LEAFLETS

BUL MILITARY DEPLOYMENT AREA, AFGHANISTAN
PRE STRIKE

HERAT AIRFIELD, AFGHANISTAN
POST STRIKE

31 AFGHANISTAN

32 IRAQI FREEDOM

© 2008 Mercury Computer Systems, Inc. www.mc.com
Film-based to digital-based ISR

80+ years of film
•
Thousands of Aircraft with
1 to 4 cameras
•
Limited by film capacity,
~1000 miles of film per camera
•
Often took days to get
actionable intelligence to users
•
Very manpower-intensive to
process & analyze film
15+ years of digital
•
Primarily limited by resolution,
bandwidth and recording
capacity
•
Can capture tens of thousands
of miles of imagery per camera
•
Multi-spectral collection systems
•
Computing power, software, and
distribution have become the
linchpin to creating information
Market is looking for more bandwidth-/time-efficient sensors capable of extracting knowledge  as a “node” or multiple
“nodes” in a sensor network

STRATEGIC ASSETS
GLOBALHAWK UAV
PREDATOR UAV
COMMAND & CONTROL
SEA SHOOTER
ARMED TACRECCE (SHARP)
COMMAND VEHICLE
SHOOTERS

© 2008 Mercury Computer Systems, Inc. www.mc.com
Today's architecture is fundamentally flawed
Net-centricity
with Legos
•
Connectivity stacked on
top of a variety of
existing architectures
•
Re-plumbing decade-old
architecture will just
overwhelm decision-
makers and analysts that
are still the backbone of
today’s
ISR architecture

Must develop new architectures that heal,
instead of add to, the old ones!

© 2008 Mercury Computer Systems, Inc. www.mc.com
ISR is in rapid transition
•
Automatic, sensor-node to sensor-node cooperative
tasking, collection and data exploitation
•
Connection policies (security included) that are based
on the end-user’s information requirement

From Strategic
Precision Targeting by
a select few
To Tactical Precision
Targeting for Every Soldier,
Airman, Sailor, and Marine
What’s needed is a commensurate transition to
multi-level collaborative “nodal” networks

© 2008 Mercury Computer Systems, Inc. www.mc.com
Tomorrow’s architecture – nodal by design
Nodes capable of
“Knowledge Extraction”
•
Coherent Change Detection, nodal ID
and Moving Target Indication
•
Multi-sensor fusion
•
Cooperative engagement and
cross-cueing
Nodes capable of being
Servers and Clients
•
Enhanced Imagery Intelligence,
Feature Extraction
•
Efficient Bandwidth Utilization through
network-optimized Push/Pull
mechanisms

© 2008 Mercury Computer Systems, Inc. www.mc.com
Mercury's Opportunity – “Nodalectic” by design
•
Government frustrated
with current “Platform-
Centric” model
–
Redundant capabilities
without the benefits of
redundancy, scalability
–
Slow time to field
–
Maybe not best-of-breed
•
Commercial – Military
cross-over:  commercial
technologies now driving
new capabilities
•
"Converged Sensor
Networking," Mercury's new
"Nodal" concept could be the
core of a new ISR
Architecture
–
Platform-agnostic
–
Blend of “Best Practices” in
Commercial & Military
Development, Design &
Manufacturing
•
Mercury has the opportunity
to establish itself as a
solutions integrator in ISR

Become the government’s trusted partner for a next-
generation ISR architecture for Nodal Knowledge Extraction

RECON/OPTICAL INC.
IR Imagery
SENSOR CA-270 Dual Band
PLATFORM P-3
LENS 12-Inch fl E-O/IR
ALTITUDE 1,288 ft
SPEED 200 kn
DATE 11 February, 2003
LOCAL TIME 19:34

© 2008 Mercury Computer Systems, Inc. www.mc.com A Nodal Battlefield Will Help Lift the Fog of War 1 Can you extract knowledge from this photo? 2 Can Mercury Computer Systems? 38

© 2008 Mercury Computer Systems, Inc. www.mc.com
Agenda
•
Corporate Overview
•
Keynote:  Piercing the Fog of War
•
The Converged Sensor Network™:  Market Leadership
–
Ian Dunn, CTO, Mercury Computer Systems
–
Mercury Innovation Addresses Access to Critical Information
–
Converged Sensor Network™ Defined
–
Industry-Leading Technology
•
Mercury Federal Systems (MFS)
•
Advanced Computing Solutions
•
Financial Review
•
Closing Remarks / Q&A

© 2008 Mercury Computer Systems, Inc. www.mc.com
Key transitions in Mercury's history

1.
RACEway:
1990-2008
& Beyond
From array processing
inside a computer
workstation…
…
to multi-computing
inside everything from
medical scanners to
surveillance radars
2.
COTS
Mandate
Begins in
1991
From proprietary
microprocessors being
developed by every prime
contractor…
…
to COTS-based
computer boards being
used across all military
electronics
Enabling OEMs to
integrate a
supercomputer
into their
equipment
Delivering highest
density per cubic
foot, a key metric
in military
electronics

© 2008 Mercury Computer Systems, Inc. www.mc.com
Mercury's next big transition
A revolutionary open architecture that combines

Global
Information
Grid
Video
Radar
SIGINT
SAN
Signal
Processing
Signal
Processing
Image
Processing
Information
Dissemination
Converged Sensor Network (CSN ) Architecture
Information
Management
Technologies
Multi-Sensor
Signal
Processing
Transformational
Access to
Information in the
Tactical Edge
Data
Exploitation
TM
TM

© 2008 Mercury Computer Systems, Inc. www.mc.com
Why now? Information is paramount
42 42
Timely
Access
Accurate
Access
Single sensor platforms
don’t collect adequate
target information
Targets in heavy clutter
require cooperation –
find,
classify, and track
Sensor data rates
continue to
outstrip available data
link bandwidths
Ground-based
exploitation takes too
much time and too many
people
What’s
needed?
Networked
tactical
exploitation
in the sky,
on the
ground
Multiple,
persistent
perspectives

© 2008 Mercury Computer Systems, Inc. www.mc.com
Why CSN™? Transformational access/flexibility

•
Shared access through virtualization
•
Deterministic processing through
embedded Service-Level Agreements
•
Processing, data and communication
capabilities as network-based services
•
Rapid configuration and deployment
framework
•
Graceful elevation, degradation of
capabilities to address changing
needs/availability
•
Open, standard APIs for ease of migration
to and from the tactical edge
•
Optimized for time-critical applications
Virtual
Sensor
Service-
Oriented
Open
Architecture
Highly
Available
OK
!

Develop
Test
Qualify
Deploy

CSN is the basis for a more effective, efficient ISR: more persistence, less bandwidth, and smaller footprint

© 2008 Mercury Computer Systems, Inc. www.mc.com
To the warfighter, CSN™ is on-demand sensing

•
Engage an entire network of sensors
with a single “virtualized” interface
•
Capable of translating information
needs into cooperative tasking and
exploitation services
•
Retain targets throughout the field of
regard of the sensor network
Virtual
Sensor
Service-
Oriented
Service multiple, simultaneous missions
Mission
Critical
Force
Protection
Forensics
0 1 6 18
Persistence (hours)

© 2008 Mercury Computer Systems, Inc. www.mc.com
Force protection scenario with CSN™
UAV1
UAV3
UAV2
UAV4
-3h: Review latest
imagery and threat
assessments
-1h: Configure request
for persistent
surveillance
•
Moving window (red)
•
Mission-specific triggers
and threat tracking
•
Mark hot spots for
special handling (blue)
0h: Subscribe to
persistent video feeds
and alarms

Develop
Test
Qualify
Deploy

CSN delivers improved efficiencies in R&D and lowers risk to improve product velocity and ROI

© 2008 Mercury Computer Systems, Inc. www.mc.com
To the OEM, CSN™ is an embedded cluster
•
Facilitate rapid prototyping in the lab
and ease of migration to the field

Service-
Oriented
Open
Architecture
Highly
Available
OK
!
•
Support for open, plug and play of
new software capabilities, reducing
development, maintenance, and
logistics
•
Ensure 24/7 reliability, availability,
serviceability

© 2008 Mercury Computer Systems, Inc. www.mc.com
A real combat system built with CSN™
•
Converged offering of signal
processing, data exploitation,
mission processing and storage
•
Service-oriented, highly available
solution built on top of dual
redundant IP backbones

Command & Control
Use of electronic fiber-optic
imagery system for
information gathering and
decision making
Sonar Sphere
Hydrophones mounted on the
sonar sphere detect sound
waves many miles away
ESM Mast
Electronic Support Measures
mast houses GPS and
receiver to detect radar of
other ships, planes, etc.
Satellite
Communications
Houses radio receiving and
transmitting antenna
Photonics Mast
Use of electronic fiber-optic
imagery system for
information gathering and
decision making
Common Sensor &
Mission Processor
Flexible, standards-based
high-performance embedded
cluster

DIGITIZE
PROCESS
EXPLOIT
DISSEMINATE
ACQUIRE
NETWORK
STORAGE
COMMS
CSN

© 2008 Mercury Computer Systems, Inc. www.mc.com Capabilities of CSN Architecture 48

ECHOTEK™ SERIES

ACQUIRE
DIGITIZE
PROCESS
EXPLOIT
DISSEMINATE
NETWORK
STORAGE
COMMS
CSN™

© 2008 Mercury Computer Systems, Inc. www.mc.com Capabilities of CSN Architecture 49 Integrated performance with modular products • RF tuners • IF signal processors

ECHOTEK™ SERIES

PowerStream®

DIGITIZE
PROCESS
EXPLOIT
DISSEMINATE
ACQUIRE
NETWORK
STORAGE
COMMS
CSN™

© 2008 Mercury Computer Systems, Inc. www.mc.com
Capabilities of CSN Architecture

Integrated performance
with modular products
•
RF tuners
•
IF signal processors
Market leader in Digital
Signal Processing
•
Low latency
streaming IO
•
Highest density signal
and image processing

ECHOTEK™ SERIES

PowerStream®

DIGITIZE
PROCESS
EXPLOIT
DISSEMINATE
ACQUIRE
NETWORK
STORAGE
COMMS
CSN™

Ensemble

© 2008 Mercury Computer Systems, Inc. www.mc.com
Capabilities of CSN Architecture

Building new capabilities
•
IP networking
•
Information management
technologies
Integrated performance
with modular products
•
RF tuners
•
IF signal processors
Market leader in Digital
Signal Processing
•
Low latency
streaming IO
•
Highest density signal
and image processing

ECHOTEK™ SERIES

PowerStream®

PORTABILITY
VIRTUALIZATION
HIGH-AVAILABILITY
ACCELERATION
SECURITY
SigmaNET™
DIGITIZE
PROCESS
EXPLOIT
DISSEMINATE
ACQUIRE
NETWORK
STORAGE
COMMS
CSN™

Ensemble

© 2008 Mercury Computer Systems, Inc. www.mc.com
Capabilities of CSN Architecture

Disseminating information
•
High-bandwidth COTS CDL’s
•
Satellite comms
•
Gateways
•
Datalinks
•
Networking
Building new capabilities
•
IP networking
•
Information management
technologies
Integrated performance
with modular products
•
RF tuners
•
IF signal processors
Market leader in Digital
Signal Processing
•
Low latency
streaming IO
•
Highest density signal
and image processing

© 2008 Mercury Computer Systems, Inc. www.mc.com
Converged Sensor Network™ Vision
•
Leverage past acquisitions and organic product
development to focus on providing an open, off-the-shelf
architecture
•
Become the technology leader in embedded convergence
–
Convergence of real-time and non-real-time applications
–
Convergence of multiple sensors, users and missions on a single, unified tactical architecture
•
Make CSN™ the foundation of a new ISR architecture to
deliver transformational access in the tactical edge

Be the recognized market leader in delivering next-generation
Converged Sensor Network™ solutions

© 2008 Mercury Computer Systems, Inc. www.mc.com 54 Government Customers Prime Contractors Converged Sensor Network™ Mercury's Team to execute CSN™

© 2008 Mercury Computer Systems, Inc. www.mc.com
Agenda
•
Corporate Overview
•
Keynote:  Piercing the Fog of War
•
The Converged Sensor Network™:  Market Leadership
•
Mercury Federal Systems (MFS)
–
Terry Ryan, SVP & GM, Mercury Federal Systems
–
Why the Necessity for Mercury Federal?
–
Mission and Objectives
–
Success Stories
•
Advanced Computing Solutions
•
Financial Review
•
Closing Remarks / Q&A

© 2008 Mercury Computer Systems, Inc. www.mc.com
Defining the next-generation architecture
•
In 1993, "we" defined the current ISR system architecture being deployed today…
–
Ground station centric at the Division-level
–
One platform, one ground station
–
Collect and dump all data (watch and hear >25%)
•
In 2008, that architecture is……
–
Outdated because of different and changing threat
–
Does not adequately scale with advances in technology
•
Mercury possesses the technology expertise and defense heritage to successfully meet this pressing need for a new architecure

Mercury Federal will leverage MCS technology and establish
a government-amenable business model to define and
create the next-generation processing and compute
architecture for ISR systems

© 2008 Mercury Computer Systems, Inc. www.mc.com
The Federal market:  continuously evolving

DoD 1993 2008 2013e
Budget ($B) 258 490 511
Supplemental ($B) None +190 GWOT None planned
R&D ($B) 44 78 63
Procurement ($B) 56 101 113
C4ISR Budget ($B) 13 18 24
UAS Platforms (#) 25 2,100 3,300
Ships/Subs (#) 600 340 313
Fed Svcs ($B) 95 250 310
Embedded S/W ($B) 0.4 3 4.2
Growth trend will be in C4ISR systems integration
and related engineering services
Source:  DoD Budget Request FY93 and FY2008

© 2008 Mercury Computer Systems, Inc. www.mc.com

1993 Airborne ISR R&D costs
Signal Processing /
Systems Integration
Platform Sensor Datalink Ground
Station
10% 40% 30% 5% 15%
Datalink
Platform
Sensor
Ground Station
Application Acceleration/
Systems Integration
R&D was focused on deploying long-endurance
airborne assets to augment satellites
Source:  DoD Budget Request FY93 and FY2008

© 2008 Mercury Computer Systems, Inc. www.mc.com

2008 Airborne ISR R&D costs
Signal Processing /
Systems Integration
Platform Sensor Datalink Ground
Station
10% 40% 30% 5% 15%
45% 10% 15% 10% 10% 5% 5%
Datalink
Platform
Sensor
Ground Station
Application Acceleration/
Systems Integration
Warfighter
Terminals
Warfighter
Terminals
Broadcast
Provision
Broadcast Provision
Budget priorities being realigned to maintain technology edge
Source:  DoD Budget Request FY93 and FY2008

© 2008 Mercury Computer Systems, Inc. www.mc.com
Positioning for growth in times of transformation

Mercury Federal has the technical and engineering services
platform to address new acquisition cycles
“Our conventional modernization programs
seek a 99 percent solution in years…
today’s wars require 75 percent solutions in
months.”
Defense Secretary Robert Gates;  September 29, 2008

© 2008 Mercury Computer Systems, Inc. www.mc.com
Mercury Federal Systems market opportunity
•
Government Program Managers challenged to deal with
complexities of developing open system solutions in data-
intense, multicore computing environments
–
Especially in Intelligence, C4ISR, and Homeland Security spaces
–
"Digital immigrants versus digital natives"
•
DoD increasingly frustrated with paying for multiple
processing architectures; lack of cooperation among the
Services is now an affordability issue
•
Absence of government-sponsored activities for rapid
development of innovative processing solutions

MFS emerging as DoD’s objective and trusted partner in
C4ISR signal processing and multicomputing solutions

Vision and ConOps
Technical and System Architectures
Application Acceleration & Portability
Visual Representational Models and New Applications
Hardware/Software Integration and Development

© 2008 Mercury Computer Systems, Inc. www.mc.com
Tailored offerings enhance MFS value proposition

Secure Government
RDT&E Funding
“As is” versus “to be”
Porting infrastructure
MFS development:
license strategy
MFS working with ACS

10 km Current Persistent Surveillance Environment 63

MFS: Designs new compute architectures
Provides analysis-of-alternatives
Accelerates application deployments
Builds open standards-based solutions
10 km

10 km Our value proposition: Demonstrating CSN Concepts 64

© 2008 Mercury Computer Systems, Inc. www.mc.com
Sustaining growth in FY09
•
Positioning component parts of the CSN™ approach on
the critical path of key government programs
•
Executing directed government-funded initiatives to
support the development of new elements of the
CSN™ architecture
•
Expanding our core team of cleared engineers that can
develop applications and IP around the CSN™ vision
•
Using our corporate hybrid business model
–
We are the enablers of modernization

Focused on quickly fielding CSN™ processing solutions

© 2008 Mercury Computer Systems, Inc. www.mc.com
Agenda
•
Corporate Overview
•
Keynote:  Piercing the Fog of War
•
The Converged Sensor Network™:  Market Leadership
•
Mercury Federal Systems (MFS)
•
Advanced Computing Solutions
–
Didier Thibaud, SVP & GM, Advanced Computing Solutions
–
ACS Overview and Current Success
–
ACS Growth Strategy
–
Converged Sensor Network Product Focus
–
Continuing to Win with Innovation and Technology Leadership
•
Financial Review
•
Closing Remarks / Q&A

© 2008 Mercury Computer Systems, Inc. www.mc.com
Introduction
•
Commercial business to lead CSN™ technology
•
Focus on C4ISR Defense
•
Market Leadership in C4ISR Embedded Computing
•
Design wins in major programs to fuel growth

© 2008 Mercury Computer Systems, Inc. www.mc.com
Advanced Computing Solutions
Leading provider of high-performance embedded computer
systems and software to computationally challenging markets

Defense Segments (By Sensor)
•
Radar
•
EW (Electronic Warfare)
•
Sonar
•
EO (Electro-Optical)
•
C4I (Command, Control, Communications,
Computers & Intelligence)
Commercial Segments
•
Medical
•
Homeland Security
•
Semiconductor
•
EDA (Electronic Design Automation)
•
Telecommunications

© 2008 Mercury Computer Systems, Inc. www.mc.com
Industry technology drivers
•
Reduction in system size, weight and power to meet
smaller platform requirements (e.g., Tactical UAV)
•
New battlefield requires networked distributed access and
information sharing
•
Onboard exploitation required for information dissemination
•
More emphasis on open standards to improve
interoperability

Significant opportunities aligned with Mercury’s capabilities and Converged Sensor Network™ strategy

Boards and Subsystem Hardware
Software Solutions
Network Expertise
Integration Services
Design & Support Services
Application Acceleration

© 2008 Mercury Computer Systems, Inc. www.mc.com
ACS capabilities
•
Capabilities cover full C4ISR processing needs
•
Technical expertise and domain knowledge of our
customers’ applications combine to deliver reliable
performance and sustained value
•
ACS complements Mercury Federal by supplying
foundational products

ACS’s core capabilities provide solutions for customers’
toughest embedded computing challenges

DIGITIZE
PROCESS
EXPLOIT
DISSEMINATE
ACQUIRE
NETWORK
STORAGE
COMMS
CSN™

© 2008 Mercury Computer Systems, Inc. www.mc.com
Delivering value to C4ISR customers

•
Traditionally market leader in
digital signal processing
•
Focus on providing more
functions through
acquired capabilities
–
RF and mixed-signal assets
–
SBC and Intel
•
Building capabilities for more
subsystem market penetration
–
Networking competence
–
Information management solutions

Commercial Technologies
• Communications
• Networking
• Exploitation
Market Trends
• Network Convergence
• Information Management & Distribution
• Application Acceleration & Portability
Converged Sensor Network ™
• Multi-sensor
• Networked
• Service-Oriented
• Open APIs

© 2008 Mercury Computer Systems, Inc. www.mc.com Commercial technology at the root of CSN™ 72 Commercial technologies and trends form the foundation from which ACS can leverage advancements

© 2008 Mercury Computer Systems, Inc. www.mc.com
Success in SATCOM – Disseminate

•
Mercury pushed the envelope of
the ATCA standard to solve
state-of-the-art beamforming
challenges
•
Mercury delivered:
–
Providing 300 Gbps
of connectivity
–
High-availability middleware
–
Highest performance
FPGA system
–
First commercial
CSN™-ready platform
High-performance ATCA communications system,
the root of Mercury’s CSN™ architecture

© 2008 Mercury Computer Systems, Inc. www.mc.com
Success in semiconductor inspection –
Exploitation
•
Mercury's solution provides
TFLOPS of Cell processing
to weed out semiconductor
flaws and increase yield for
KLA Tencor
•
Mercury's expertise
delivered:
–
4x the performance levels of
previous-generation systems
–
Largest image
exploitation computer

Unique image processing and algorithm optimization
expertise results in growing opportunities

© 2008 Mercury Computer Systems, Inc. www.mc.com
Leveraging commercial knowledge into defense
•
Bring the best of commerical technology and expertise to
provide superior defense products
–
Economies of scale and scope
–
Early adoption and verification of technology
–
Shorter development cycles
–
Capitalize on development synergies
•
Cross-market product development strategy
–
Speed time to market with lab to deployment product offering
–
MicroTCA to 3U VPX seamless transition
–
Increasing overlap in interconnectivity and communication needs
•
Capability to optimize applications positions us to meet the constraints of size, weight and power

World Airborne Defense Electronics Funding
Available to the US FY08 ($M)
Total $16B
EO
Radar
Sonar
EW
C4I
Other
$878 M,
6%
$3,516 M,
22%
$2,444 M,
15%
$4,552 M,
28%
$4,465 M,
28%
$180 M,
1%

World Naval Defense Electronics Funding
Available to the US FY08 ($M)
Total $5.8B
EO
Radar
Sonar
EW
C4I
Other
$226 M,
4%
$488 M,
8%
$1,503M,
26%
$2,278 M, 39%
$860 M,
15%
$458 M,
8%

The largest airborne defense electronics market sector will be radar, followed by C4I, EW, and EO. EW will likely offer the best opportunities for both growth and value

© 2008 Mercury Computer Systems, Inc. www.mc.com Airborne and naval electronics 76 Source : The Military Electronics Briefing, 2008 Ed. , The TEAL Group

Program Penetration in Airborne Radar
Market Segment (by program count)
16
14
12
10
8
6
4
2
0
100%
45%
40%
67%
47%
AEW Radar
Fighter Radar
Other Airborne Radar
SAR (Manned)
SAR (UAV)

Recognized as the COTS Digital Signal Processing leader in Airborne Radar

© 2008 Mercury Computer Systems, Inc. www.mc.com
Defense market leadership in airborne radar
•
Highly penetrated in major
Airborne programs
–
COTS provider in 54% of major
airborne radar programs
–
Significant subsystem
processing content
–
Example programs include: APY-3
(JSTARS), APY-2(MESA), MP-RTIP
(Global Hawk), Lynx & Lynx II
(Predator), APG-77(F-22), F-16
•
As incumbent, well positioned
as supplier of choice for
technology upgrades

Source : Major Program Lists  are derived from the TEAL Group, 2008

© 2008 Mercury Computer Systems, Inc. www.mc.com
Continued success in naval radar – Aegis
•
Navy's multibillion-dollar Aegis
Ballistic Missile Defense (BMD)
program built by Lockheed Martin
•
Mercury provides the highest
performance deployed radar
signal processing solution (1+
TFLOPS) with new CSN™
architecture
•
Deployment starts in 2010

Lockheed Martin and Mercury have worked closely to
incorporate the BMD Signal Processor into the SPY-1 radar

Program Penetration in Airborne SIGINT
(by program count)
12
10
8
6
4
2
0
60%
50%
SIGINT (Manned)
SIGINT (UAV)

Highly penetrated on manned and unmanned SIGINT Airborne Programs

© 2008 Mercury Computer Systems, Inc. www.mc.com
Defense market leadership in airborne EW
•
Highly penetrated in major
Airborne SIGINT programs
–
COTS provider on 57% of
Airborne SIGINT
–
ASIP (Global Hawk, Predator)
–
Guardrail, Rivet Joint
•
Leveraging experience to
pursue upcoming next-
generation SIGINT programs
–
Aerial Common Sensor (ACS), EP-X

Source : Major Program Lists  are derived from the TEAL Group, 2008

© 2008 Mercury Computer Systems, Inc. www.mc.com

Partial list of well-known programs relying on Mercury technology

Global Hawk
Predator
Rivet Joint
JSTARS
F-35 JSF
BAMS
MESA
F-16
MP-RTIP
Guardrail
JCREW
PAR-2000
Commander
LRR
HML
SIGINT Ground
System
Aegis
SQQ-89
Sampson
Empar
International
Combat System
Naval SIGINT
Platform
Design wins driving growth in Defense

© 2008 Mercury Computer Systems, Inc. www.mc.com
Success in counter-IED –
full CSN™
implementation
•
US Army awarded Mercury a
contract to develop a testbed
for counter-IED systems
development
•
Mercury is providing a state-of-
the-art processing platform
including an innovative
middleware solution to enable
next-generation
multi-mission scenarios

Mercury technology being used for foundation
of Army’s next-generation EW system
aligned with CSN™ Architecture

© 2008 Mercury Computer Systems, Inc. www.mc.com
Success in defense comms – Dissemination
•
Raytheon's HDR-RF Ground Modem
contract from the US Air Force to
provide a wideband modem subsystem
•
Mercury provided COTS software radio
processing subsystem
•
First waveform-portable COTS
wideband datalink solution

Acquisition of Advanced Radio Corp. (ARC) and Echotek
enabled success with state-of-the-art technology in a
new segment of the C4I market

© 2008 Mercury Computer Systems, Inc. www.mc.com
Tactical market growth opportunities

Existing
Competence
New
Competence
New
Competence
Application Penetration
Tactical
UAVs
Naval
SIGINT
EO/IR
ISR
CIED
Naval,
Land, &
Air C4I
Expand into additional applications on existing platforms;
leverage application expertise into new platforms
TAM $700M

Radar
Captured 35%
Available 65%
EW
Captured 10%
Available 90%
EO
Captured 5%
Available 95%
C4I
Captured 4%
Available 96%
Sonar
Captured 18%
Available 82%

© 2008 Mercury Computer Systems, Inc. www.mc.com
ACS defense committed to growth
Penetration by segment (number of programs)
•
Unparalleled COTS provider success in airborne radar markets
•
EW penetration attributed to airborne SIGINT wins
•
Grow within penetrated segments with existing capabilities by winning upgrades and technology refreshes

Tremendous opportunity to leverage capabilities into new segments

© 2008 Mercury Computer Systems, Inc. www.mc.com
ACS 3-phased growth plan
•
Defensive Positioning
–
Traditional market segments where Mercury’s innovation has
resulted in a significant installed base
–
Continue leadership and program capture within these segments
•
Tactical Growth
–
Market segments where Mercury’s existing capabilities are
leveraged
–
Focus on new application and platform pursuits
•
Strategic Growth
–
Execution of Converged Sensor Network™ roadmap

© 2008 Mercury Computer Systems, Inc. www.mc.com
Why customers choose Mercury
•
Superior performance and reliability
•
Close collaborative relationships with our customers
•
Technology and domain expertise contributions
•
Range of open-standard and flexible products
•
Ability to deliver complex subsystems
•
Mitigate customer risk and reduce time to field

© 2008 Mercury Computer Systems, Inc. www.mc.com
Why we will get to the next level
•
Be the competitive advantage for our customers with CSN™
•
Leverage commercial expertise for quicker time
to deployment
•
Clear understanding of the future of the market based on
the combined knowledge of Mercury Federal and ACS
•
Provide Converged Sensor Network™
Solutions that:
–
Meet the needs of the networked battlefield
–
Assist our customers in providing new capabilities to the warfighter
–
Transition easily from lab development to deployment

© 2008 Mercury Computer Systems, Inc. www.mc.com
Summary
•
Expand beyond signal processing
•
Stabilize and focus our commerical business
•
Leverage commercial technology expertise into defense
CSN™ offerings
•
Well-positioned to take advantage of C4ISR for growth
•
Growth fueled by new application and platform design wins

© 2008 Mercury Computer Systems, Inc. www.mc.com
Agenda
•
Corporate Overview
•
Keynote:  Piercing the Fog of War
•
The Converged Sensor Network™:  Market Leadership
•
Mercury Federal Systems (MFS)
•
Advanced Computing Solutions
•
Financial Review
–
Bob Hult, CFO, Mercury Computer Systems
–
FY08 Financial Results
–
FY09 Guidance
•
Closing Remarks / Q&A

Non-GAAP	FY07 Actual	FY08 Actual	FY08 vs. FY07
Revenue ($M)	217	210	(3%)
Gross Margin **% Revenue**	56.4%	60.7%	4.3 pts
Operating Expenses ($M)	136	124	9% Improvement
Operating Profit **% Revenue**	(15) (6.8%)	3 1.5%	$18M Improvement
EPS	$(0.32)	$0.23	$0.55 Improvement
Operating Cash Flow ($M)	$(10)	$14	$24M Improvement YTD
# Employees	729	670	8% reduction

© 2008 Mercury Computer Systems, Inc. www.mc.com
FY07 vs FY08: improved performance

Notes:
1) All historical income statement figures adjusted for the discontinued operation of Embedded Systems & Professional
Services and SolMap.
2) All numbers are non-GAAP.

Defense
Commercial
$86
$19
$67
$107
$24
$83
$141
$41
$100
$180
$60
$120
$150
$52
$98
$180
$56
$124
$186
$60
$126
$250
$102
$148
$229
$98
$131
$217
$106
$111
$210
$80
$130
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

© 2008 Mercury Computer Systems, Inc. www.mc.com
Revenue growth follows investment cycles:
Driven by Defense

Notes:
1)Represents total Company revenues; VI, VSG and Emerging businesses’ revenue treated as Commercial
2)All historical figures adjusted for the discontinued operation of Embedded Systems & Professional Services and SolMap
June Fiscal Year End
~ 10% CAGR
FY98 – FY08
Revenue ($M)

Segment Operating Profit FY08
15
10
5
0
-5
-10
-15
-20
-25
-30
$M
$11.6
$(32.8)
$0.7
$(4.5)
$(25.0)
ACS
VI
VSG
Emerging
Total

FY08 GAAP vs Non-GAAP Operating Profit
10
5
0
-5
-10
-15
-20
-25
-30
-35
-40
$M
$(35.3)
$10.3
$7.3
$18.0
$5.2
$(3.2)
$0.8
$3.1
GAAP
Stock Comp
Amortization
Impairment
Restructuring
Sale Long-Lived Assets
Inventory Writedown
Non-GAAP

© 2008 Mercury Computer Systems, Inc. www.mc.com
Segment operating profit (#’s GAAP)
•
Profitability strength in ACS; non-core businesses eliminating operating profits
Notes:
1)FY08 Segment Operating Profit Total excludes stock-based compensation expense.
2)Includes $7.3M amortization expense, $5.2M restructuring, $18M goodwill impairment, $3.2M gain for sale of long-lived asset, and $0.8M inventory write down.

© 2008 Mercury Computer Systems, Inc. www.mc.com
Strategic Direction – sell, fix or grow
VSG
AUSG - Sold
VI ES/PS - Sold
Biotech - Sold
Government
Defense
Commercial
Mercury Federal
Sell or
Shutdown
Fix
Grow
VI

© 2008 Mercury Computer Systems, Inc. www.mc.com
Strong balance sheet
•
$125M convertible debenture
(May 2009 Put)
•
Net cash positive: $42M
•
$50M ARS’s
–
UBS payback @ par in June
2010
–
Access to $35M zero cost margin
loan at UBS

Quarter ended September 30, 2008
Cash and Equivalents $167
Total Current Assets $175
Total Assets $323
Total Debt $125
Total Liabilities $179
Stockholders’ Equity $144

Inventory Turns
4.9
6.9
5.4
4.6
4.1
3.3
3.9
3.9
7.5
2003
2004
2005
2006
2007
2008
Q408
Q109
Model

Days Sales Outstanding
43
51
53
59
61
63
54
49
50
2003
2004
2005
2006
2007
2008
Q408
Q109
Model

© 2008 Mercury Computer Systems, Inc. www.mc.com
Focus on working capital
•
Supply chain
transformation
–
Operational efficiencies
–
Manufacturing lead times
–
Cost of quality
–
Competitive advantage
for Mercury and
customers
–
Inventory reduced $7.1M
•
Customer satisfaction
–
DSO’s at model
–
End-of-quarter
shipment skew

Non-GAAP	Total Company Actual FY08	ACS Actual FY08	
Revenue	100%	100%	**100%**
Gross Margin	61%	59%	**58+%**
SG&A	35%	27%	**Mid 20%**
R&D	24%	22%	**High Teens**
Income from Operations	2%	10%	**15%**

© 2008 Mercury Computer Systems, Inc. www.mc.com
Gap to target business model (#’s non-GAAP)

Target
Business
Model
Notes:
1) All historical income statement figures adjusted for the discontinued operation of Embedded Systems & Professional
Services and SolMap.

© 2008 Mercury Computer Systems, Inc. www.mc.com
Guidance summary (non-GAAP)
Q1 Q2 Q3 Q4 Q109
Reported Guidance Reported Guidance Reported Guidance Reported Guidance Reported Guidance
Revenue
($M)
49.2 48.0 52.6 51.0 56.5
53.0-
55.0
55.2
53.0-
56.0
49.1
47.0-
49.0
EPS
($)
0.09 (0.08) 0.04 (0.05) 0.04
(0.04)-
0.00
0.01
(0.05)-
0.01
0.07
(0.07)-
(0.03)
Last 5 quarters’ revenue and EPS exceeded
or met the top end of guidance

© 2008 Mercury Computer Systems, Inc. www.mc.com
Q2 Fiscal Year 2009 guidance
Quarter Ending December 31, 2008
Revenues ($M) $47 - $49
GAAP Non-GAAP
Gross Margin Approximately 59% Approximately 59%
EPS $(0.22) - $(0.14) $(0.05) - $0.00

•
Impact of equity-based compensation costs related to FAS 123R of approximately $2.4M excluded from non-GAAP
•
Acquisition-related amortization of approximately $0.8M excluded from non-GAAP
Notes:
1) Figures in millions, except percent and per share data

© 2008 Mercury Computer Systems, Inc. www.mc.com
•
Corporate Overview
•
Keynote:  Piercing the Fog of War
•
The Converged Sensor Network™:  Market Leadership
•
Mercury Federal Systems (MFS)
•
Advanced Computing Solutions
•
Financial Review
•
Closing Remarks / Q&A
Agenda

© 2008 Mercury Computer Systems, Inc. www.mc.com www.mc.com NASDAQ: MRCY Thank you! 100

www.mc.com Appendix © 2008 Mercury Computer Systems, Inc. www.mc.com

© 2008 Mercury Computer Systems, Inc. www.mc.com
GAAP to non-GAAP reconciliation
•
Q209 Guidance Reconciliation*

* Per Company guidance range, October 22, 2008 earnings conference call
RANGE
Income (Loss) Per Share - Diluted Income (Loss) Per Share - Diluted
GAAP expectation (0.22) $                                              (0.14) $
Adjustment to exclude stock-based compensation 0.11 0.10
Adjustment to exclude amortization of acquired intangible assets 0.04 0.04
Adjustment for tax impact 0.02 -
Non-GAAP expectation (0.05) $                                              0.00 $